Exhibit 10.23

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND

OTHER LOAN DOCUMENTS

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made and entered into this 3rd day of April, 2003, by and among THE ROWE COMPANIES, a Nevada corporation, ROWE DIVERSIFIED, INC., a Delaware corporation, ROWE FURNITURE WOOD PRODUCTS, INC., a California corporation, ROWE PROPERTIES, INC., a California corporation, STOREHOUSE, INC., a Georgia corporation, and ROWE FURNITURE, INC., a Virginia corporation, (hereinafter referred to collectively as “Borrowers” and individually as a “Borrower”), the various financial institutions (collectively, “Lenders”) named in the Loan Agreement (as defined below), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for itself and Lenders (together with its successors in such capacity, “Agent”).

Recitals:

Agent, Lenders and Borrowers are parties to a certain Loan and Security Agreement dated May 15, 2002, as amended by a certain letter amendment dated as of June 17, 2002, a certain Second Amendment to Loan and Security Agreement dated October 10, 2002 and a certain Fourth Amendment to Loan and Security Agreement dated February 28, 2003 (as otherwise amended at any time, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain revolving credit and term loans and other financial accommodations to Borrowers.

Home Elements, Inc., a Virginia corporation and one of the original “Borrowers” under the Loan Agreement (“Home Elements”), merged into Storehouse, Inc. on May 31, 2002.

All the equity interests of The Mitchell Gold Co., a North Carolina corporation and one of the original “Borrowers” under the Loan Agreement (“Mitchell Gold Co.”), have been sold to Furniture Acquisition Corp., a Delaware corporation.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. Global Amendments to Loan Documents. Mitchell Gold Co. and Home Elements are no longer “Borrowers” under the Loan Agreement. All references to “The Mitchell Gold Co.,” “Mitchell Gold Co.,” “Home Elements, Inc.,” “Home Elements” or names of similar import in the Loan Agreement and the other Loan Documents are hereby deleted. All references to a “Borrower,” “Borrowers” or terms of similar import in the Loan Agreement and the other Loan Documents shall no longer be deemed to include or refer to Mitchell Gold Co. or Home Elements.

3. Specific Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) By deleting the reference to “$45,000,000.00” on the cover page thereof and by substituting in lieu thereof a reference to “$35,000,000.00”

(b) By deleting the introductory paragraph in Section 1 of the Loan Agreement and by substituting in lieu thereof the following:

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to Borrowers, in an aggregate amount up to $35,000,000, as follows:

(c ) By deleting Section 9.2.9 thereof in its entirety and by substituting in lieu thereof the following:

9.2.9. Capital Expenditures. Make Capital Expenditures (including expenditures by way of capitalized leases but excluding (i) the effect of any SunTrust Lease Adjustment and (ii) amounts expensed to repair or restore damaged or destroyed Equipment or Real Estate, to the extent of insurance or condemnation proceeds received for application (and actually applied) for such purpose pursuant to Section 7.1.2(ii) hereof which in the aggregate, as to all Borrowers and their Subsidiaries, exceed $4,000,000 during Borrowers’ 2002 Fiscal Year, $4,000,000 during Borrowers’ 2003 Fiscal Year, $6,000,000 during Borrowers’ 2004 Fiscal Year or $7,000,000 during any Fiscal Year of Borrowers thereafter.

(d) By deleting the definitions of “Inventory Formula Amount” and “Revolver Commitment” in Appendix A to the Loan Agreement and by inserting in lieu thereof the following:

Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (i) the lesser of (a) $22,000,000 or (b) 90% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the net liquidation value of Eligible Inventory (as determined from time to time based upon appraisals conducted by Ozer Valuation Services or such other independent appraisers acceptable to Agent) or (ii)

the sum of (a) 14% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of raw materials plus (b) the lesser of (1) $2,000,000 or (2) 45% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of work-in-process plus (c) 74% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of retail and manufactured finished goods.

Revolver Commitment - at any date for any Lender, the obligation of such Lender to make Revolver Loans and to purchase participations in LC Outstandings pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender’s name under the heading “Revolver Commitment” on the signature pages of the Agreement or the signature page on the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and “Revolver Commitments” means the aggregate principal amount of the Revolver Commitments of all Lenders, the maximum amount of which shall be $30,000,000.

(e ) By adding the following new definitions to Appendix A to the Loan Agreement in the proper alphabetical sequence:

Applicable Financial Lease - Master Lease Agreement No. AF10323 dated March 31, 2003, among Borrowers and Applied Financial LLC, and Lease Schedule No. 001 thereto.

Applied Financial Leased Equipment - the Unisys CS 7211-S3 Main Frame System Hardware, Software and Services, as more particularly described in the Applied Financial Lease.

Operating Lease Transaction - the transaction in which Borrowers have leased the Applied Financial Leased Equipment pursuant to the Applied Financial Lease Agreement.

(f) By deleting the principal amounts set forth as the “Revolver Commitment” for each Lender opposite each such Lender’s name on the signature pages of the Loan Agreement and by inserting in lieu thereof the principal amounts set forth as the

“Revolver Commitment” for each Lender opposite each such Lender’s name on the signature pages of this Amendment.

(g) Agent and Lenders hereby consent to Borrowers’ consummation of the Operating Lease Transaction and agree that Borrowers’ may assign all of their right, title and interest in and to the Applied Financial Leased Equipment free and clear of Agent’s Liens.

4. Accommodation Fee. To induce Agent and Lenders to enter into this Amendment, simultaneously with the execution and delivery of this Amendment, Borrowers shall pay to Agent, for the Pro Rata benefit of Lenders party to the Loan Agreement as of the date hereof, an accommodation fee in the amount of $10,000.00.

5. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

6. Acknowledgements and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and liens (except as otherwise explicitly provided in the Loan Agreement); and the unpaid principal amount of the Loans on and as of April 1, 2003, totaled $30,430,680.30.

7. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

8. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

9. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

10. Expenses of Agent and Lenders. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan

Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s and Lenders’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

11. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance each Borrower hereby waives), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

12. Successors and Assigns. This Amendment shall be binding upon and more to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

15. Further Assurances. Each Borrower agrees to take such further actions as Agent or Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

THE ROWE COMPANIES
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary [CORPORATE SEAL]		Gerald M. Birnbach, Chairman of the Board and President

ROWE DIVERSIFIED, INC.
ATTEST:	(“Borrower”)

/s/ Debbie Jacks	By:	/s/ Gerald M. Birnbach
Debbie Jacks, Secretary [CORPORATE SEAL]		Gerald M. Birnbach, Chairman of the Board and President

ROWE FURNITURE WOOD PRODUCTS, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary [CORPORATE SEAL]		Gerald M. Birnbach, Chairman of the Board and President

ROWE PROPERTIES, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary [CORPORATE SEAL]		Gerald M. Birnbach, Chairman of the Board and President

[Signatures continued on following page]

STOREHOUSE, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ROWE FURNITURE, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

FLEET CAPITAL CORPORATION
(“Lender”)

Revolver Commitment: $16,666,667.00	By:

Title:

THE CIT GROUP/COMMERCIAL
SERVICES, INC.
(“Lender”)

Revolver Commitment: $13,333,333.00	By:

Title:

[Signatures continued on following page]

STOREHOUSE, INC.
ATTEST:	(“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ROWE FURNITURE, INC.
ATTEST:	(“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

FLEET CAPITAL CORPORATION
(“Lender”)

Revolver Commitment: $16,666,667.00	By:	/s/ Illegible

		Title:	Vice President

THE CIT GROUP/COMMERCIAL
SERVICES, INC.
(“Lender”)

Revolver Commitment: $13,333,333.00	By:

Title:

[Signatures continued on following page]

STOREHOUSE, INC.
ATTEST:		(“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

FLEET CAPITAL CORPORATION
(“Lender”)

Revolver Commitment: $16,666,667.00	By:

Title:

THE CIT GROUP/COMMERCIAL
SERVICES, INC.
(“Lender”)

Revolver Commitment: $13,333,333.00	By:	/s/ Illegible

Title: Vice President

[Signatures continued on following page]

FLEET CAPITAL CORPORATION
as agent (“Agent”)

By:	/s/ Illegible

Title: Vice President